Exhibit 10.1

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE SEPTEMBER 6, 2021.

STOCK OPTION AGREEMENT

This AGREEMENT is entered into as of the May 5, 2021 (the “Date of Grant”).

BETWEEN:

CURRENCYWORKS INC., a company incorporated pursuant to the laws of the State of Nevada, with an office at 561 Indiana Court, Los Angeles, CA 90291 USA (Email: jimmy.geiskopf@currencyworks.io)

(the “Company”)

AND:

FIVEONE GLOBAL LLC represented by owner and founder, Joel Satin, a company with an address at 51 Briarwoods Terrace, Trumbull, CT 06611 (Email: ____________)

(the “Optionee”)

WHEREAS:

A. The Company’s board of directors (the “Board”) has approved and adopted a 2017 Equity Incentive Plan (the “Plan”), whereby the Board is authorized to grant stock options to purchase shares of common stock of the Company to the directors, officers, employees, and consultants of the Company or any Parent or Subsidiary of the Company (as defined herein);

B. The Company has entered into an independent consultant agreement (the “Consulting Agreement”) dated May 5, 2021 with the Optionee;

C. The Optionee is a director, officer, employee or consultant of the Company, the Parent or a Subsidiary; and

D. The Company wishes to grant stock options to purchase a total of 180,000 Optioned Shares (as defined herein) to the Optionee, as follows:

Incentive Stock Options (as defined herein)

X	Non-Qualified Stock Options (as defined herein)

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NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

1.1	In this Agreement, the following terms shall have the following meanings:

(a)	“1933 Act” means the Securities Act of 1933, as amended;

(b)	“Board” means the board of directors of the Company;

(c)	“Code” means the Internal Revenue Code of 1986;

(d)	“Common Stock” means the shares of common stock of the Company;

(e)	“Exercise Price” means US$1.78 per share;

(f)	“Expiry Date” means May 5, 2031;

(g)	“Incentive Stock Options” means any Options that meet all the requirements under section 422 of the Code;

(h)	“Non-Qualified Stock Options” means any Options that do not qualify as Incentive Stock Options and, thus, do not meet the requirements under section 422 of the Code;

(i)	“Notice of Exercise” means a notice in writing addressed to the Company at its address first recited hereto (or such other address of which the Company may from time to time notify the Optionee in writing), substantially in the form attached as Schedule B hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(j)	“Options” means the right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 2.1 of this Agreement;

(k)	“Optioned Shares” means the shares of Common Stock that are issued pursuant to the exercise of the Options;

(l)	“Parent” means a company or other entity that owns at least fifty percent (50%) of the outstanding voting stock or voting power of the Company;

(m)	“Plan” has the meaning ascribed thereto in Recital A of this Agreement;

(n)	“Securities” means, collectively, the Options and the Optioned Shares;

(o)	“Subsidiary” means a company or other entity, at least fifty percent (50%) of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company; and

(p)	“Vested Options” means the Options that have vested in accordance with Section 2.2 of this Agreement.

1.2	Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

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2.	The Options

2.1 The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of 180,000 Optioned Shares at the Exercise Price.

2.2 The Options will vest in accordance with Schedule A to this Agreement. The Options may be exercised immediately after vesting.

2.3 The Options shall, at 5:00 p.m. (Pacific time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4 The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

2.5 Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Optioned Shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one (1) share, it is not exercisable.

2.6 Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule B) to the Chief Financial Officer of the Company at its principal executive office, specifying the number of Optioned Shares to be purchased and accompanied by payment in cash or by certified check or cashier’s check in the amount of the full Exercise Price for the Common Stock to be purchased. In addition to payment in cash or by certified check or cashier’s check and if agreed to in advance by the Company, the Optionee or transferee of the Options may pay for all or any portion of the aggregate Exercise Price by complying with any other payment mechanism approved by the Board at the time of exercise.

2.7 Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted except to the extent set forth herein; and,

(b)	a consolidation or subdivision of the Company’s share capital or a corporate reorganization;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents. A copy of the Plan is available to the Optionee at no charge, at the Company’s principal executive office. Any provision of this Agreement that is inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. The Company may modify, extend or renew this Agreement or the Options represented hereby or accept the surrender thereof (to the extent not previously exercised) and authorize the granting of a new option in substitution therefore (to the extent not previously exercised), subject at all times to the Plan, the applicable rules of any applicable regulatory authority or stock exchange, and any applicable laws. Notwithstanding the foregoing provisions of this Section 2.7, the Company shall not have the right to make any modification which would materially alter the terms of the Options to the Optionee’s detriment or materially impair any rights of the Optionee hereunder without the consent of the Optionee.

2.8 By accepting the Options, the Optionee represents and agrees that none of the Optioned Shares purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. The Optionee further represents and agrees to provide the Company with any other document reasonably requested by the Company or the Company’s Counsel.

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3.	Documents Required from Optionee

3.1	The Optionee must complete, sign and return to the Company:

(a)	a copy of this Agreement; and

(b)	a copy of the Acknowledgements, and Representations and Warranties of the Optionee attached hereto as Schedule C.

3.2 The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.	Subject to Plan

The terms of the Options will be subject to the Plan, as may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan. A copy of the Plan will be delivered to the Optionee, and will be available for inspection at the principal offices of the Company.

5.	Acknowledgement and Waiver

The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

6.	Professional Advice

The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal, state and provincial tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options. Without limiting other matters to be considered with the assistance of the Optionee’s professional advisors, the Optionee should consider: (a) the merits and risks of an investment in the underlying Optioned Shares; and (b) any resale restrictions that might apply under applicable securities laws.

7.	Legending of Subject Securities

7.1 The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Optioned Shares may bear a legend in substantially the following form:

If the Optionee is not resident in the United States:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

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NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.]

If the Option is resident in the United States:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.]

7.2 The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

8.	Resale restrictions

8.1 This Agreement and the Options represented hereby are not transferable. Optioned Shares received upon exercise of any Options will be subject to resale restrictions contained in the securities legislation applicable to the Company and the Optionee. The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

8.2 The Optionee acknowledges that any resale of any of the Optioned Shares will be subject to resale restrictions contained in the securities legislation applicable to the Optionee or proposed transferee. The Optionee acknowledges that none of the Optioned Shares have been registered under the 1933 Act or the securities laws of any state of the United States. The Optioned Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all other applicable securities laws or exemptions from such registration requirements are available. The Optionee acknowledges that the Optioned Shares are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

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9.	NO EMPLOYMENT RELATIONSHIP

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any related company, express or implied, that the Company or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a related company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

10.	Governing Law

This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States of America as applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the State of Illinois.

11.	Costs

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

12.	Survival

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

13.	Assignment

This Agreement is not transferable or assignable.

14.	Currency

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

15.	Severability

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	Counterparts and Electronic Means

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

17.	Entire Agreement

This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan, once approved, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

CURRENCYWORKS INC.

Per:	“James P. Geiskopf”
Authorized Signatory

FIVEONE GLOBAL LLC

Per:	“Joel Satin”
Authorized Signatory

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SCHEDULE A

VESTING SCHEDULE

The Options will vest as to 25,000 each time the Company enters into a binding definitive agreement with any of the brands as set forth below and as described in the Consulting Agreement:

(i)	Top Major Sports Leagues and/or player associations – Football, Baseball, Hockey, Basketball, Soccer;
(ii)	Netflix, and other content streaming networks (i.e., VIMEO)
(iii)	Disney, and other entertainment studios
(iv)	Nike, and other major shoe brands (Adidas, Puma)
(v)	WWE, AEW
(vi)	UFC and other major MA or boxing leagues or properties
(vii)	William Morris Endeavour
(viii)	Professional esports leagues, and teams
(ix)	Nascar
(x)	F1
(xi)	Or other mutually agreed to brands or companies

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SCHEDULE B

NOTICE OF EXERCISE

TO:	CurrencyWorks Inc.
561 Indiana Court
Los Angeles, CA 90291
USA

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to section 2.6 of the Stock Option Agreement dated May 5, 2021 (the “Agreement”), between CurrencyWorks Inc. (the “Company”) and the undersigned. The undersigned hereby elects to exercise the Optionee’s options to purchase ____________________ shares of the common stock of the Company at a price of US$1.78 per share on the terms and conditions set forth in the Agreement.

Payment of aggregate consideration of $____________in cash or by certified check or cashier’s check accompanies this notice.

The Optionee hereby represents and warrants to the Company that all representations and warranties set out in the Agreement (and the applicable schedules hereto) are true as of the date of the exercise of the Options under the Agreement. The Optionee hereby further represents and warrants to the Company that the shares are being purchased only for investment and without intention to sell or distribute such shares.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

City, State, and Zip or Postal Code

Telephone Number

DATED at _____________________________, the _________day of______________, _______.

X
Signature

(Name and, if applicable, Office)

(Address)

(City, State, and Zip or Postal Code)

Fax Number or E-mail Address

Social Security/Tax I.D. No.

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Schedule C

ACKNOWLEDGEMENTS and Representations and warranties OF THE OPTIONEE

Capitalized terms used in this Acknowledgements and Representations and Warranties of the Optionee and not specifically defined have the meaning ascribed to them in the Stock Option Agreement between the undersigned (the “Optionee”) and CurrencyWorks Inc. (the “Company”) to which this Schedule C is attached.

The Optionee acknowledges and agrees that:

(a)	the Securities have not been registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)	the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)	the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company that is available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov (the “Company Information”);

(d)	there are risks associated with an investment in the Securities;

(e)	the Optionee and the Optionee’s advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee’s attorney and/or advisor(s) (if applicable);

(g)	the Company, its officers, directors, counsel and agents are entitled to rely upon the truth and accuracy of the acknowledgements, representations, warranties, statements, answers, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations, warranties, statements, answers, covenants, and agreements should become, by the passage of time after the date of this Agreement, no longer accurate or should be breached, the Optionee shall promptly notify the Company, and the Optionee will hold harmless the Company from any loss or damage it may suffer as a result of the Optionee’s failure to correctly complete or comply with the terms of this Agreement;

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(h)	the Optionee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks regarding the exercise of the Options and the issuance of the Optioned Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in not any way responsible) for compliance with applicable resale restrictions;

(i)	the Company has advised the Optionee that the Company is relying on an exemption from the registration and prospectus requirements of applicable securities laws and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the applicable securities laws, including statutory rights of rescission or damages, will not be available to the Optionee;

(j)	the Optionee will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Company in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Company in connection therewith;

(k)	the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Pink;

(l)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(m)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;

(n)	there is no government or other insurance covering any of the Securities; and

(o)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is a bona fide director, officer, employee, independent contractor or consultant of the Company, Parent or Subsidiary;

(b)	unless the Optionee has completed Schedule D or E, the Optionee is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(b)	unless the Optionee has completed Schedule D or E, the Optionee is not a U.S. Person;

(c)	the acquisition of the Securities by the Optionee as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Optionee;

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(d)	the Optionee has not acquired or is not acquiring the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(e)	unless the Optionee has completed Schedule D or E, the Optionee is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Optionee’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Securities;

(f)	if the Optionee is not resident in the United States or Canada, the Optionee:

(i)	is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Optionee is resident (the “International Jurisdiction”) which would apply to the granting of the Option and the issue, sale or resale of the Optioned Shares;

(ii)	the Optionee is acquiring the Option or the Optioned Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Optionee is permitted to acquire the Option or the Optioned Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)	the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the granting of the Option or the issue, sale or resale of the Optioned Shares; and

(iv)	the granting of the Option or the issue, sale or resale of the Optioned Shares does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B.	any continuous disclosure reporting obligation of the Optionee or the Company in the International Jurisdiction; and

(v)	the Optionee will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(g)	the Optionee has received and carefully read this Agreement and the Company Information;

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(h)	the Optionee has received a brief description of the Securities and the Optionee understands that the proceeds from the exercise of the Options will be used by the Company as working capital for general corporate purposes;

(i)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

(j)	the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Optionee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Optionee;

(k)	the Optionee:

(i)	has adequate net worth and means of providing for its current financial needs and possible personal contingencies,

(ii)	has no need for liquidity in this investment, and

(iii)	is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(l)	the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(m)	the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption “Risk Factors” appearing in the Company’s various disclosure documents, filed with the SEC;

(n)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Optionee, or of any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound;

(o)	the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Optionee has not subdivided his interest in the Securities with any other person;

(p)	the Optionee is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(q)	the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, statements, answers and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations, statements, answers and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(r)	the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee’s decision to acquire the Securities;

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(s)	the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(t)	the Optionee has either (a) a pre-existing personal or business relationship with the Company or any of its partners, officers, directors, or controlling persons consisting of personal or business contacts of a nature and duration which enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the Company or any such partner, officer, director, or controlling person with whom such relationship exists or (b) such business or financial expertise as to be able to protect the Optionee’s own interests in connection with the acquisition of the Securities; and

(u)	no person has made to the Optionee any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities,

(iii)	as to the future price or value of any of the Securities, or

(iv)	that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Pink.

DATED as of ____day of __________, 20____.

Print Name of Optionee

Signature

Social Security/Tax I.D. No.